UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): July 16, 2009

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road Suite 100 West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Ocwen Financial Corporation (the “Company”) is filing this Current Report on Form 8-K (“Current Report”) to reflect certain accounting adjustments described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on March 12, 2009. The information in this Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.

Effective January 1, 2009, we adopted two new accounting pronouncements that require retrospective application in financial statements for earlier periods:

•

SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an Amendment of ARB No. 51.” This statement establishes new accounting and reporting standards for a non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a non-controlling interest (minority interest) as equity in the consolidated financial statements separate from the parent’s equity. The amount of net income attributable to the non-controlling interest is included in consolidated net income on the face of the income statement.

•

FSP No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” This FSP specifies that issuers of convertible debt instruments that may be settled in cash upon conversion should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods.

This Current Report and the exhibits hereto retrospectively adjust the consolidated financial statements presented in our 2008 Form 10-K for all periods presented to reflect the application of the two accounting pronouncements described above. The adjusted consolidated financial statements are attached hereto as Exhibit 99.1.

The information in this Current Report is presented as of December 31, 2008, and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the 2008 Form 10-K. The information in this Current Report should be read in conjunction with our 2008 Form 10-K and our filings with the SEC subsequent to the filing of our 2008 Form 10-K, including our Quarterly Report on Form 10-Q filed on May 7, 2009.

Item 9.01	Financial Statements and Exhibits

(a) – (c)	Not applicable.

(d)	Exhibits:

	23.1	Consent of Independent Registered Certified Public Accounting Firm
	99.1	Revised Part II, Item 8. Financial Statements and Supplementary Data

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date:	July 16, 2009	By:	/s/ David J. Gunter

David J. Gunter
Executive Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

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EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of Independent Registered Certified Public Accounting Firm

99.1	Revised Part II, Item 8. Financial Statements and Supplementary Data

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